Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,885,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,197.49
Total Offset Amount	0.00
Net Fee	$ 3,197.49